                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                             TRANS-LUX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             TRANS-LUX CORPORATION
                              110 RICHARDS AVENUE
                        NORWALK, CONNECTICUT 06856-5090
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 2000
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TRANS-LUX CORPORATION will be held at the Office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on Wednesday, May 31, 2000 at 10:00 A.M. local time for the following purposes:

          1. To elect three directors to serve for a term of three years, in each case until their successors shall be elected and shall have qualified;

          2. To consider and act upon a proposal to amend the 1995 Stock Option Plan by which an additional 25,000 shares of the Corporation's capital stock will be reserved for issuance thereunder;

          3. To consider and act upon a proposal to recommend to the Board of Directors the retention of Deloitte & Touche LLP as the Corporation's independent auditors for the ensuing year; and

          4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The close of business on April 7, 2000 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors,

                                              ANGELA D. TOPPI
                                            Corporate Secretary
Dated: Norwalk, Connecticut
       April 7, 2000

--------------------------------------------------------------------------------

Please mark, date, sign and return promptly the enclosed proxy so that your shares may be represented at the Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.
--------------------------------------------------------------------------------

                             TRANS-LUX CORPORATION
                              110 RICHARDS AVENUE
                        NORWALK, CONNECTICUT 06856-5090
                            ------------------------

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of TRANS-LUX CORPORATION (hereinafter called the "Corporation"), of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Wednesday, May 31, 2000, and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Meeting. It is intended that this Statement and the proxies solicited hereby be mailed to stockholders no later than April 17, 2000. A stockholder who shall sign and return a proxy in the form enclosed with this statement has the power to revoke it at any time before it is exercised by giving written notice of revocation or a proxy of later date and returning it to the Corporation, Attention: Secretary, or by voting in person at the Meeting. Proxies properly executed and received in time for the Meeting will be voted.

     The close of business on April 7, 2000 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting. There were outstanding as of the close of business on April 7, 2000 and entitled to notice of and to vote at the Meeting 964,759 shares of Common Stock and 296,005 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote on all matters voted on at the Meeting and each outstanding share of Class B Stock is entitled to ten votes on all matters voted on at the Meeting. The holders of Common Stock and Class B Stock vote together on all the proposals.

     Unless otherwise specified, the proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the Meeting. The Board of Directors is not aware that any other matters are to be presented for action at the Meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information as of April 7, 2000 (or such other date specified) with respect to the beneficial ownership of the Corporation's Class B Stock and Common Stock or shares acquirable within 60 days of such date by (i) each person known by the Corporation to own more than 5% of the Corporation's outstanding Class B Stock and/or Common Stock and who is deemed to be such beneficial owner of the Corporation's Class B Stock and Common Stock under Rule 13d-3(a)(ii); (ii) each person who is a director of the Corporation; (iii) each named executive in the Summary Compensation Table; and
(iv) all persons as a group who are executive officers and directors of the Corporation, and as to the percentage of outstanding shares held by them on that date.

                                                                  AMOUNT                    PERCENT
                                                               BENEFICIALLY     PERCENT     OF ALL
      NAME, STATUS AND MAILING ADDRESS         TITLE OF CLASS     OWNED         OF CLASS    CLASSES
      --------------------------------         --------------  ------------     --------    -------
Richard Brandt...............................  Class B Stock      129,192(1)     43.65%     10.25%
Chairman of the Board of Directors and         Common Stock         7,136(1)       *          *
beneficial owner of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT 06856-5090
Franklin Resources, Inc. ....................  Common Stock     1,141,797(2)     54.20%     47.52%
Beneficial owner of more than 5% of the
Corporation's Common Stock
777 Mariners Island Blvd
San Mateo, CA 94404
Gabelli Funds, Inc. .........................  Common Stock       222,588(3)     20.23%     15.94%
Beneficial owner of more than 5% of the
Corporation's Common Stock
One Corporate Center
Rye, NY 10580-1434
The Killen Group, Inc. ......................  Common Stock       267,702(4)     23.33%     18.54%
Beneficial owner of more than 5%
of the Corporation's Common Stock
1199 Lancaster Avenue
Berwyn, PA 19312
Matthew Brandt...............................  Class B Stock       38,700        13.07%      3.07%
Senior Vice President and beneficial owner     Common Stock         2,300(5)       *          *
of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT 06856-5090
Thomas Brandt................................  Class B Stock       38,700(6)     13.07%      3.07%
Senior Vice President and beneficial owner     Common Stock         1,354          *          *
of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT 06856-5090
Steven Baruch................................  Common Stock         1,600(7)       *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090
Howard M. Brenner............................  Common Stock         1,500(8)       *          *
Director
465 Park Avenue
New York, NY 10022

                                                                  AMOUNT                    PERCENT
                                                               BENEFICIALLY     PERCENT     OF ALL
      NAME, STATUS AND MAILING ADDRESS         TITLE OF CLASS     OWNED         OF CLASS    CLASSES
      --------------------------------         --------------  ------------     --------    -------
Jean Firstenberg.............................  Common Stock         1,920(9)       *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090
Allan Fromme, PhD............................  Class B Stock        2,013          *          *
Director                                       Common Stock         2,900(10)      *          *
110 Richards Avenue
Norwalk, CT 06856-5090
Robert B. Greenes............................  Common Stock         5,000(11)      *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090
Gene Jankowski...............................  Common Stock         3,500(7)       *          *
Director
110 Richards Avenue
Norwalk, CT 06856-5090
Victor Liss..................................  Class B Stock        9,728         3.29%       *
Director, Vice Chairman, President             Common Stock        54,020(12)     5.35%      4.14%
and Chief Executive Officer
110 Richards Avenue
Norwalk, CT 06856-5090
Howard S. Modlin.............................  Class B Stock        8,751(13)     2.96%       *
Director                                       Common Stock         2,500(13)      *          *
445 Park Avenue
New York, NY 10022
Michael R. Mulcahy...........................  Common Stock        19,803(14)     2.02%      1.55%
Executive Vice President
110 Richards Avenue
Norwalk, CT 06856-5090
Karl P. Hirschauer...........................  Common Stock         3,629(15)      *          *
Senior Vice President
110 Richards Avenue
Norwalk, CT 06856-5090
Thomas F. Mahoney............................  Common Stock         1,000(16)      *          *
Senior Vice President
110 Richards Avenue
Norwalk, CT 06856-5090
All directors and executive officers.........  Class B Stock      227,084(17)    76.72%     18.01%
as a group (16 persons)                        Common Stock       113,412(17)    10.76%      8.40%

---------------
 (1) The amount includes 4,232 shares of Class B Stock owned by Mrs. Brandt and 7,136 shares of Common Stock acquirable upon conversion of $100,000 principal amount of the Corporation's 7 1/2% Convertible Subordinated Notes due 2006 (the "Notes").

 (2) Based on Schedule 13G, Amendment No. 1, dated February 6, 1998 and other telephonic advice by Franklin Resources, Inc., a parent holding company, Charles B. Johnson and Rupert H. Johnson, Jr., principal shareholders of said company and Franklin Advisers, Inc., an investment adviser. The amount includes 1,141,797 shares of Common Stock acquirable upon conversion of $16,000,000 principal amount of the Notes beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc., each of which is a registered investment advisor and which have all voting and investment power over the Notes.

 (3) Based on Schedule 13D, Amendment No. 34 dated October 1, 1999 by Gabelli Funds, Inc., parent holding company and registered investment adviser, the amount includes 135,588 shares of Common Stock acquirable upon conversion of $1,900,000 principal amount of the Notes. All securities are held as agent for the account of various investment company fund accounts managed by such reporting person. Except under certain conditions, Gabelli Funds, Inc. has sole voting power and sole dispositive power over such shares.

 (4) Based on Schedule 13G, Amendment No. 4, dated February 9, 2000 and other telephonic advice by Killen Group, Inc., a registered investment adviser, has sole dispositive power of 84,800 shares of Common Stock and sole power to vote 58,200 of such shares, and its clients for whom the shares were purchased, have the right to the proceeds of a sale. The amount also includes 182,902 shares of Common Stock acquirable upon conversion of $2,563,000 principal amount of the Notes held for such client accounts.

 (5) The amount includes 1,820 shares of Common Stock acquirable upon exercise of stock options. Mr. Matthew Brandt is Mr. R. Brandt's son.

 (6) Mr. Thomas Brandt is Mr. R. Brandt's son.

 (7) The amount includes 1,000 shares of Common Stock acquirable upon exercise of stock options.

 (8) The amount includes 500 shares of Common Stock acquirable upon exercise of stock options.

 (9) The amount includes 1,500 shares of Common Stock acquirable upon exercise of stock options.

(10) The amount includes 2,500 shares of Common Stock acquirable upon exercise of stock options. Dr. Fromme is Mr. R. Brandt's brother-in-law.

(11) The amount includes 2,500 shares of Common Stock acquirable upon exercise of stock options.

(12) The amount includes 43,900 shares of Common Stock acquirable upon exercise of stock options, and 714 shares of Common Stock acquirable upon conversion of $10,000 principal amount of the Notes.

(13) The amount includes 3,460 shares of Class B Stock owned by Mr. Modlin's immediate family, 2,479 shares of Class B Stock held in trust for Mr. Modlin's immediate family, and 2,500 shares of Common Stock acquirable upon exercise of stock options.

(14) The amount includes 16,500 shares of Common Stock acquirable upon exercise of stock options.

(15) The amount includes 3,000 shares of Common Stock acquirable upon exercise of stock options.

(16) The amount includes 900 shares of Common Stock acquirable upon exercise of stock options.

(17) The amount includes 10,171 shares of Class B Stock set forth in footnotes 1 and 13 above, 7,850 shares of Common Stock acquirable upon conversion of the Notes set forth in footnotes 1 and 12 above, and 81,259 shares of Common Stock which members of the group have the right to acquire by exercise of stock options (including director stock options).

  *  Less than 1%

                             ELECTION OF DIRECTORS

     The Board of Directors of the Corporation is divided into three classes with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term. Three directors are to be elected at the May 31, 2000 Annual Meeting for a three-year term, and until their successors have been elected and qualified. Messrs. Steven Baruch, Howard M. Brenner and Allan Fromme nominated for election as directors for a three-year term were each elected a director of the Corporation at the 1997 Annual Meeting of Stockholders.

     Set forth opposite the name of the nominees and each director is their principal occupation for the past five years, age, the name and principal business of any corporation or other organization in which such employment is carried on, certain other directorships held, the year first elected as a director and the year in which the term of office for which they are a nominee or the term of office of such person will expire.

     Management has no reason to believe that the nominees are not available or will not serve if elected, but if a nominee should not become available to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated. Proxies will be voted "FOR" the nominees unless the stockholder specifies otherwise.

                                                                                            FIRST
                                                                                            BECAME     TERM
                NAME                   PRINCIPAL OCCUPATION, OTHER DIRECTORSHIPS AND AGE   DIRECTOR   EXPIRES
                ----                   -------------------------------------------------   --------   -------
                                                NOMINEES -- THREE-YEAR TERM
Steven Baruch........................  Executive Vice President of Presidential Realty       1994      2003
                                       Corporation; Producer of plays and musicals,
                                       among them Driving Miss Daisy, Angels in America,
                                       Love Letters, Smokey Joe's Cafe, Swing! and the
                                       Broadway most recent revivals of Damn Yankees, A
                                       Funny Thing Happened on the Way To The Forum and
                                       the Sound of Music; 61

Howard M. Brenner....................  Chairman and Chief Executive Officer of HCFP          1997      2003
                                       Brenner Securities LLC, formerly Vice President
                                       of Loewenbaum & Company Incorporated, Vice
                                       Chairman of Southcoast Capital Corporation and
                                       President of Brenner Securities Corporation which
                                       was merged into Southcoast Capital Corporation
                                       which changed its name to Loewenbaum & Company
                                       Incorporated; Director of Interep National Radio
                                       Sales, Inc.; formerly President of Drexel Burnham
                                       Lambert Incorporated; former member of Board of
                                       Governors of the American Stock Exchange and
                                       District 10 Committee (NY) National Association
                                       of Securities Dealers Inc.; 66

Allan Fromme, PhD. ..................  Psychologist, Author, Consultant, Chairman of the     1958      2003
                                       Executive Committee of Trans-Lux Corporation; 84

                                                                                            FIRST
                                                                                            BECAME     TERM
                NAME                   PRINCIPAL OCCUPATION, OTHER DIRECTORSHIPS AND AGE   DIRECTOR   EXPIRES
                ----                   -------------------------------------------------   --------   -------
                                             DIRECTORS -- TWO-YEAR REMAINING TERM

Robert B. Greenes....................  Vice Chairman of the Executive Committee of           1971      2002
                                       Trans-Lux Corporation; President of Petroconsult,
                                       Inc.; President of East Coast Energy Council;
                                       formerly President and Chief Executive Officer of
                                       Public Fuel Service Inc. and all of its
                                       subsidiaries; 79

Howard S. Modlin.....................  Attorney and member of the firm Weisman Celler        1975      2002
                                       Spett & Modlin, P.C.; Director of Fedders
                                       Corporation and General DataComm Industries,
                                       Inc.; 68

                                            DIRECTORS -- ONE-YEAR REMAINING TERM

Richard Brandt.......................  Chairman of the Board of Trans-Lux Corporation;       1954      2001
                                       Director of Presidential Realty Corporation;
                                       Board member of Taos Talking Picture Festival;
                                       Chairman Emeritus and Trustee of the American
                                       Film Institute; Trustee of The College of Santa
                                       Fe; 72

Jean Firstenberg.....................  Chief Executive Officer and Director of the           1989      2001
                                       American Film Institute; Trustee of Boston
                                       University; 64

Gene Jankowski.......................  Chairman of Jankowski Communications System,          1994      2001
                                       Inc.; Chief Executive Officer of JCS New England
                                       Television Network, Inc.; formerly President and
                                       Chairman of the CBS Broadcast Group; Chairman
                                       Emeritus of the American Film Institute; Director
                                       of The Advertising Educational Foundation and
                                       Advisor to the World Press Freedom Foundation; 65

Victor Liss..........................  Vice Chairman of the Board, President and Chief       1988      2001
                                       Executive Officer of Trans-Lux Corporation;
                                       Director of Anthem, Inc.; Trustee of Norwalk
                                       Hospital; 63

            EXECUTIVE COMPENSATION AND TRANSACTIONS WITH MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS

     The following Summary Compensation Table sets forth the compensation paid or awarded for each of the three years in the period ended December 31, 1999 to the Chief Executive Officer and the Corporation's four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                 ANNUAL COMPENSATION             COMPENSATION
                                        --------------------------------------   ------------    ALL OTHER
                                                                OTHER ANNUAL       OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR   SALARY($)   BONUS($)   COMPENSATION($)    GRANTED(#)       ($)(1)
---------------------------      ----   ---------   --------   ---------------   ------------   ------------
Richard Brandt.................  1999    328,881     52,431        72,442           30,000         40,328
Chairman of the Board(2)         1998    342,471    133,735        70,634               --         32,435
                                 1997    318,421    123,037        69,830               --          8,424

Victor Liss....................  1999    259,615     65,543         5,150               --          7,573
Chief Executive Officer,         1998    253,654    199,951         4,850               --         16,548
President and Vice Chairman(2)   1997    238,847    185,124         5,150           25,000          8,763

Michael R. Mulcahy.............  1999    232,285     26,772            --               --         14,099
Executive Vice President         1998    236,198     84,975            --           12,500         14,193
                                 1997    255,164     30,000            --               --             --

Thomas F. Mahoney..............  1999    147,803      3,438            --               --             --
Senior Vice President of Sales,  1998    143,511      8,438            --               --             --
former Vice President of Sales   1997    138,976      7,813            --               --             --

Karl P. Hirschauer.............  1999    124,615      3,438            --               --             --
Senior Vice President of         1998    120,461     13,438            --               --             --
Engineering                      1997    112,153      7,813            --               --             --

---------------
(1) There are no restricted stock awards, stock appreciation rights or deferred long-term incentive payouts. The amounts reflected for Mr. Brandt include $1,089, $2,652 and $7,874 for tax equalization payments in 1999, 1998 and 1997, respectively, resulting from FICA taxes and split dollar life insurance premiums. The amounts reflected for Mr. Liss represent split dollar life insurance, additional life insurance and disability insurance premiums. The amount reflected for Mr. Mulcahy represents split dollar life insurance premiums.

(2) Other annual compensation for Messrs. Brandt and Liss includes directors fees.

COMPENSATION COMMITTEE REPORT

     All matters concerning executive compensation for Mr. Liss, the Chief Executive Officer, and other executive officers are considered by the Corporation's Compensation Committee. The salary levels are intended to be consistent with competitive practice and level of performance. In determining the total compensation to be paid to the Chief Executive Officer and all other executive officers, the Compensation Committee considers management's recommendations based upon past salary levels, contractual obligations where applicable, experience, capability, duties, normal salary increase levels in past years, and the Corporation's and respective individual's performance during the last fiscal year. The Chief Executive Officer's compensation is based upon the above factors and includes bonuses as described in the section on Employment Agreements.

RETIREMENT PLAN AND SUPPLEMENTAL RETIREMENT BENEFITS

     A cash contribution of $457,131 for the individuals listed in the Summary Compensation Table, (except Mr. Brandt who is not eligible), and all other eligible employees to the Corporation's retirement plan for 1999 has been made. Under the supplemental retirement arrangement with Mr. Liss, $97,109, $97,109 and $62,482 was accrued, but not paid in 1999, 1998 and 1997, respectively.

     The Corporation's retirement plan covers all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Corporation is a party. The following table presents estimated retirement benefits payable at normal retirement date, which normally is age 65. The amounts shown include estimated Social Security benefits which would be deducted in calculating benefits payable under such Plan.

                                                  ESTIMATED ANNUAL RETIREMENT BENEFITS
                                                     BASED ON CREDITED SERVICE YEARS
FINAL AVERAGE SALARY FOR HIGHEST FIVE OF  -----------------------------------------------------
   THE TEN YEARS PRECEDING RETIREMENT       10         20         30          35          40
----------------------------------------  -------    -------    -------    --------    --------
$100,000...............................   $15,000    $30,000    $45,000    $ 52,500    $ 60,000
 125,000...............................    18,750     37,500     56,250      65,625      75,000
 150,000...............................    22,500     45,000     67,500      78,750      90,000
 200,000(1)............................    30,000     60,000     90,000     105,000     120,000(2)

     As of January 1, 2000, Messrs. Liss, Mulcahy, Mahoney and Hirschauer had 31, 32, 32 and 20 years of credited service, respectively.
---------------
(1) $170,000 is the legislated annual cap on compensation.

(2) $135,000 is the maximum legislated annual benefits payable from a qualified pension plan.

CERTAIN TRANSACTIONS

     During the year 1999, $327,917 in fees for legal services rendered were paid by the Corporation to the law firm of which Mr. Modlin, a director of the Corporation, is a member.

     A subsidiary of the Corporation loaned an aggregate of $320,385 during the years 1989 through 1996 to Dr. Fromme, Chairman of the Executive Committee, to pay the premiums on a $500,000 life insurance policy on his life. The Corporation has received an assignment of the policy as collateral for the repayment to the extent the proceeds of the policy are in excess of $200,000. The loans plus accrued interest are repayable solely from the proceeds from the policy.

     Messrs. Matthew Brandt and Thomas Brandt are Senior Vice Presidents of the Corporation and each is employed by the Corporation at an annual compensation level of $130,000, plus one quarter of one percent of the Corporation's defined pre-tax consolidated earnings.

EMPLOYMENT AGREEMENTS

     The Corporation has employment agreements with Messrs. Brandt, Liss, Mulcahy, Mahoney and Hirschauer expiring on December 31, 2002, April 1, 2002, May 31, 2001, May 31, 2001 and December 31, 2002, respectively. Mr. Brandt's agreement further provides for a consulting term expiring on December 31, 2007. The agreements provide for annual compensation of $391,079 (subject to cost of living adjustments) for Mr. Brandt; $260,000 in 2000, plus an additional $10,000 each year thereafter for Mr. Liss; $195,000 and $215,000 through May 31, 2000 and 2001, respectively, for Mr. Mulcahy; $105,000 and $110,000 through May 31, 2000 and 2001, respectively, for Mr. Mahoney; and $128,000, $135,000 and $140,000 through December 31, 2000, 2001 and 2002, respectively, for Mr. Hirschauer. Each agreement contains graduated bonus provisions based on the Corporation's defined pre-tax consolidated earnings, not to exceed $125,000, $300,000, $125,000, $20,000 and $20,000 in the case of Messrs. Brandt, Liss,
Mulcahy, Mahoney and Hirschauer, respectively. Each agreement also contains varying disability, death, and, other than Messrs. Mahoney and Hirschauer, insurance benefits. Mr. Brandt's agreement provides for profit participations of 1 1/2% and 3/4%, respectively of the Corporation's defined pre-tax consolidated earnings during the employment term and consulting term, respectively. Mr. Mulcahy's agreement provides for sales override commissions and severance benefits. Mr. Mahoney's agreement provides for sales override commissions. Messrs. Brandt and Liss have the right to cancel their agreements if, among other things, in the case of

Mr. Liss, Mr. Liss gives six months early termination notice (after January 1,
2000) or there is a "change in control" as defined therein or the Corporation fails to elect him to his present positions and, in the case of Mr. Brandt, the Corporation fails to elect him to his present position in which case he has the right to receive the payments for the balance of the term of his agreement, including certain lump sum payments thereof. The foregoing is a summary of the agreements and reference is made to the agreements, each of which has been filed with the Securities and Exchange Commission, for the full terms thereof.

STOCK OPTION PLANS AND STOCK OPTIONS

     The Corporation has two incentive stock option plans which provide for the grant of incentive stock options at fair market value (or 110% of fair market value if the optionee owns more than 10% of the Corporation's outstanding voting securities) on date of grant. Options outstanding are exercisable during the period one to ten years (or one to six years if the optionee owns more than 10% of the Corporation's outstanding voting securities) after date of grant and while the holder is in the employ of the Corporation. The following tables set forth information as to the named executive officers with respect to (i) stock options granted in fiscal 1999 and the potential gain that could be realized if the fair market value of the Corporation's Common Stock were to appreciate at a 5% or 10% annual rate over the option term, (ii) the value realized on exercise of stock options and (iii) fiscal year end option values.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                              INDIVIDUAL GRANTS                           ANNUAL RATES
                           --------------------------------------------------------      OF STOCK PRICE
                                         % OF TOTAL                                     APPRECIATION FOR
                                     OPTIONS GRANTED TO   EXERCISE OR                      OPTION TERM
                           OPTIONS      EMPLOYEES IN       BASE PRICE    EXPIRATION   ---------------------
          NAME             GRANTED      FISCAL YEAR       ($)PER SHARE      DATE        5%($)      10%($)
          ----             -------   ------------------   ------------   ----------   ---------   ---------
Richard Brandt...........  30,000            100%             8.80       9/22/2004      73,000     161,000

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                           VALUE OF
                                                                         NUMBER OF       UNEXERCISED
                                                                        UNEXERCISED      IN-THE-MONEY
                                                                        OPTIONS AT        OPTIONS AT
                                                                        FISCAL YEAR      FISCAL YEAR
                                             OPTION EXERCISES               END             END($)
                                       -----------------------------   -------------   ----------------
                                       SHARES ACQUIRED      VALUE      EXERCISABLE/      EXERCISABLE/
                NAME                     ON EXERCISE     REALIZED($)   UNEXERCISABLE    UNEXERCISABLE
                ----                   ---------------   -----------   -------------   ----------------
Richard Brandt.......................       None             --            --/30,000         --/--
Victor Liss..........................       None             --        43,900/--             --/--
Michael R. Mulcahy...................       None             --        16,500/--             --/--
Thomas F. Mahoney....................       None             --           900/--             --/--
Karl P. Hirschauer...................       None             --         3,000/--            375/--

---------------
(1) Market value of underlying securities at fiscal year end, minus the exercise price.

                     FIVE YEAR CORPORATE PERFORMANCE GRAPH

     The following graph compares the Corporation's total stockholder return over the five fiscal years ended December 31, 1999 with the Total Return Index for American Stock Exchange US ("AMEX US") and the Russell 2000 Index ("RUSSELL 2000"). The stockholder return shown on the graph as "TLX" is not intended to be indicative of future performance of the Corporation's Common Stock.

                      COMPARATIVE FIVE YEAR TOTAL RETURNS*
    Trans-Lux Corporation, AMEX US Total Return Index, Russell 2000 Index** LINE GRAPH

                                        TLX                  AMEX US                  RUSSELL 2000
1994                                    100                      100                           100
1995                                  89.06                   128.68                        126.21
1996                                 121.88                   130.73                        144.84
1997                                 162.91                    163.5                        174.56
1998                                 101.37                   175.49                        168.54
1999                                   78.8                   224.19                        201.61

---------------
*  Cumulative total return assumes reinvestment of dividends.

** Peer group consists of the RUSSELL 2000. Assumes $100 investment at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TLX Common Stock, AMEX US and RUSSELL 2000.

                             PROPOSED AMENDMENT TO
                             1995 STOCK OPTION PLAN

     The 1995 Stock Option Plan ("1995 Plan") was adopted by the stockholders at the 1995 Annual Meeting of Stockholders and amended at the 1996 annual meeting. It is intended to provide an incentive to key employees, including officers and directors who are employees of the Corporation and its subsidiaries, and to offer an inducement in obtaining the services of key personnel. The 1995 Plan is in addition to the Corporation's existing 1992 Stock Option Plan. At the 2000 Annual Meeting it is intended that an additional 25,000 shares be authorized for grant under the 1995 Plan.

     Options granted under the 1995 Plan may be either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986 ("Code") as amended or non-statutory options. The 1995 Plan is not qualified under
Section 40l(a) of the Code and is not subject to the Employee Retirement Income Security Act of 1974.

SUMMARY OF THE PLAN

     The basic provisions of the 1995 Plan are as follows:

          l. One hundred thousand (100,000) shares of the Common Stock, $1.00 par value, and/or Class A Stock, $1.00 par value, if a certificate of amendment to the Certificate of Incorporation is filed creating Class A Stock of the Corporation authorized at the 1995 Annual Meeting of Stockholders, are authorized for issuance under the 1995 Plan, which number of shares is subject to adjustment by reason of certain specified changes in the capitalization of the Corporation. An additional 25,000 shares will be available if the stockholders approve this proposal. Of such 125,000 total shares, as of April 7, 2000, 90,739 options have been granted and are outstanding and 28,500 options remain available for grant, including the additional 25,000 shares subject to stockholder approval.

          2. The 1995 Plan is administered by the Compensation Committee of the Board of Directors which reports to the Board of Directors with respect to the names of employees to be granted stock options, the number of shares covered by each option, the applicable option prices, the type of option and class of stock subject to the option. Options granted to persons who are not subject to Section 16 of the Securities Exchange Act of 1934 shall be adopted by resolution of the Board of Directors and options granted to persons subject to Section 16 shall be adopted by resolution of the Compensation Committee.

          3. The granting of an option under the 1995 Plan takes place whenever the Board of Directors or the Compensation Committee, as the case may be, by resolution makes such grant, designates the person for the receipt of the option and such option is evidenced by an appropriate Stock Option Contract executed by the Corporation and the employee.

          4. The 1995 Plan terminates on March 9, 2005, and no option shall be granted under the 1995 Plan after that date.

          5. The option price at which non-statutory stock options may be granted shall be the fair market value of the Common Stock and/or Class A Stock on the date the option is granted or such greater or lesser price as determined by the Compensation Committee, as the case may be. The option price at which incentive stock options may be granted shall not be less than the fair market value of the Common Stock or Class A Stock on the date the option is granted, except that if the optionee owns more than 10% of the total combined voting power of the Corporation on the date of grant, the exercise price of such option shall be not less than 110% of the market price for said shares on the date of grant.

          6. The maximum term of each non-statutory stock option shall be for a period not exceeding ten (10) years from the date of grant thereof and the term of each incentive stock option shall likewise be for a period not exceeding ten (10) years from the date of grant thereof (but only five (5) years if the optionee owns more than 10% of the voting power).

          7. Except in limited situations as expressly provided in the 1995 Plan, no option granted under the 1995 Plan may be exercised during the life of the optionee, unless the optionee remains in the continuous employ of the Corporation or one of its subsidiaries from the date of grant to the date of exercise. The option shall be exercisable in whole or in part, from time to time, during the term thereof, as may be determined by the Compensation Committee and stated in the option, provided, however, that unless otherwise permitted by the Compensation Committee, no option may be exercised prior to the first anniversary of the date of grant of such option.

          8. Payment for shares purchased will be made in full in cash or by the surrender of shares of Common Stock or Class A Stock, as the case may be, of the Corporation valued at the market price for such shares at the time of exercise of the option under the 1995 Plan.

          9. If an optionee holds more than one (1) incentive or non-statutory stock option under the 1995 Plan or 1992 Plan the options may be exercised by the optionee in any order.

FEDERAL INCOME TAX CONSEQUENCES

  Tax Aspects -- Non-Statutory Stock Options

     Messrs. Weisman Celler Spett & Modlin, P.C., the Corporation's legal counsel, have advised that under existing Treasury regulations, with respect to non-statutory stock options, (i) an optionee will not realize taxable income upon the grant of an option; (ii) the difference between the option price and the fair market value of the shares on the date of exercise is taxable as ordinary income to the optionee at the time of exercise and is allowable to the Corporation, as an income tax deduction; (iii) the ordinary income to the optionee will be treated as compensation to the optionee which is subject to income tax withholding by the Corporation; (iv) the optionee will take a basis in the shares for tax purposes equal to the sum of the option price plus the amount taxed to him or her as compensation income; and (v) any gain or loss on a subsequent sale of the shares, which will equal the difference between the sales proceeds and the optionee's tax basis in the shares, will be capital gain or loss at the time of sale. If the optionee holds the shares for more than one year, such gain or loss will be treated as a long-term capital gain or loss, with any such long-term capital gain taxed at a maximum rate of 20%.

  Tax Aspects -- Incentive Stock Options

     The Corporation has also been advised by such legal counsel that the Federal income tax consequences of incentive stock options under present law are generally as follows: if an option is an incentive stock option, the optionee will recognize no income upon grant or exercise (except for purposes of computing alternative minimum tax described below) of the incentive stock option and as such, the Corporation will not be allowed a deduction for Federal tax purposes as it would in the case of the exercise of a non-statutory stock option. Upon the sale of the shares by the optionee (assuming that the sale occurs no sooner than two (2) years after grant of the option and one (1) year after exercise of the option), any gain will be long-term capital gain to the optionee taxed at a maximum rate of 20%.

     In order for an option to qualify as an incentive stock option, (i) the option must be granted pursuant to a plan which includes the aggregate number of shares which may be issued under options and the employees (or class of employees) eligible to receive options; (ii) such option is granted within ten
(10) years from the date such plan is adopted, or the date such plan is approved by the stockholders, whichever is earlier; (iii) the option must be exercised while the optionee is an employee of the Corporation or a subsidiary of the Corporation, or no more than three months after the optionee's employment ceases (twelve (12) months in the case of termination following the optionee's total disability); (iv) the option may not by its terms be exercisable after the expiration of ten (10) years from the date it is granted; (v) the option price must not be less than the fair market value of the stock at the time such option is granted; (vi) the option plan must be approved by the stockholders within twelve (12) months after the date such plan is adopted; (vii) the option by its terms is non-transferable other than upon death of the optionee and is exercisable only by the optionee during his or her lifetime; (viii) if the optionee owns more than 10% of the voting power of all classes of the Corporation's stock at the time the option is granted, the option price must be at least 110% of the fair market value on the date of grant and the option may not be exercised after five (5) years from the date of grant; and (ix) under the terms of the plan, the aggregate fair market value, determined at time of grant, of stock for which an employee may exercise incentive stock options for the first time in any calendar year under all plans cannot exceed $100,000.

     For purposes of computing alternative minimum tax the spread between the fair market value of the stock on the exercise date and the option price is added to taxable income as an adjustment in computing alternative minimum tax, and the basis of the acquired stock is fair market value on the date of exercise.

     The selection of officers, executives and employees who will be granted options, and the number of shares to be offered shall be made by the Compensation Committee. However, it is presently expected that approximately 50 such persons of whom 9 are executive officers, and/or employee directors, will be eligible for consideration by the Compensation Committee. The shares will be held by the optionee for investment unless the Corporation registers the shares covered by the 1995 Plan under the Securities Act of 1933.

     The preceding summary of certain provisions of the 1995 Stock Option Plan as proposed to be amended is qualified in its entirety by reference to the complete text of the 1995 Plan which is set forth as Exhibit A of this Proxy Statement.

     The affirmative vote of a majority of all of the Common and Class B shares entitled to vote as a single class is required to approve the amendment to the 1995 Plan authorizing an additional 25,000 shares for issuance thereunder. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE 1995 PLAN. IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE VOTED FOR SUCH AMENDMENT UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

                       SELECTION OF INDEPENDENT AUDITORS

     The auditors recommended to be retained by the Board of Directors, Deloitte & Touche LLP, have advised the Corporation that they have no direct financial interest or any material indirect financial interest in the Corporation, nor did they have any connection during the past three years with the Corporation in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Such auditors were first retained in 1987 as auditors for the Corporation's 1987 fiscal year.

     Representatives of such auditors are expected to be at the Meeting of the stockholders and will be permitted to make a statement to stockholders if they desire and to respond to any appropriate questions addressed by stockholders to such representatives. The affirmative vote of a majority of the total votes cast at the Meeting by the holders of Common Stock and Class B Stock combined is required to approve the proposal to recommend the independent auditors.

           MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     During 1999, the Board of Directors had four meetings. All directors attended 75% or more of such meetings and of committees of which they were members. Non-employee directors and the Chairman receive an annual fee of $4,000 and $1,200 for each meeting of the Board attended, while employee directors receive an annual fee of $2,200 and $450 for each meeting of the Board attended.

     The members of the Executive Committee of the Board of Directors are Messrs. Brandt, Greenes, Liss and Modlin and Dr. Fromme. The Executive Committee is authorized to exercise the powers of the Board of Directors during the intervals between the meetings of the Board and is from time to time delegated certain authorizations by the Board in matters pertaining to the Corporation. The Executive Committee held one formal meeting in 1999. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend, ($700 if on a separate day than a Board Meeting). Dr. Fromme receives an annual fee of $12,000 as Chairman of the Executive Committee and for other consulting services, including his participation in telephonic conferences. Mr. Greenes receives an annual fee of $6,000 as Vice Chairman of the Executive Committee and for other consulting services, including his participation in telephonic conferences.

     The members of the Compensation Committee of the Board of Directors are Messrs. Greenes, Jankowski and Modlin and Ms. Firstenberg. The Compensation Committee reviews compensation and other benefits. The Compensation Committee held three meetings in 1999. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting) and the Chairman, Mr. Modlin, receives an annual fee of $2,500.

     The members of the Audit Committee of the Board of Directors are Messrs. Baruch, Brenner, Greenes and Modlin and Ms. Firstenberg. The Audit Committee reviews the audit function and material aspects thereof with the Corporation's independent auditors. The Audit Committee held two meetings in 1999. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting) and the Chairperson, Ms. Firstenberg, receives an annual fee of $2,500.

     The Board of Directors has not established a nominating or similar committee.

     The Board of Directors has previously established a Non-Employee Director Stock Option Plan which as amended, covers a maximum of 30,000 shares for grant. Options are for a period of six years from date of grant, are granted at fair market value on date of grant, may be exercised at any time after one year from date of grant while a director and are based on years of service, with a minimum of 500 stock options for each director, an additional 500 stock options based on five or more years of service, another 500 stock options based on ten or more years of service and an additional 1,000 stock options based on twenty or more years of service. Additional stock options are granted upon the expiration or exercise of any such option which is no earlier than four years after date of grant, in an amount equal to such exercised or expired options.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Corporation's executive officers and directors are required under
Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and American Stock Exchange. Copies of those reports must also be furnished to the Corporation.

     Based solely on a review of the copies of reports furnished to the Corporation and the Corporation's monthly reporting compliance program, the Corporation believes that during the preceding year, all filing requirements applicable to executive officers and directors were met except one Form 4 for Mr. Greenes was approximately two (2) weeks late because the Corporation inadvertently failed to timely file it on his behalf.

                  STOCKHOLDER PROPOSALS -- 2001 ANNUAL MEETING

     If any stockholder desires to submit a proposal for action at the 2001 annual meeting, such proposal must be received by the Secretary of the Corporation on or before December 8, 2000. Nominations for directors at the 2001 annual meeting by stockholders must be in accordance with Article 4(c) of the Corporation's By-Laws and received on or before January 31, 2001.

                              COST OF SOLICITATION

     The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by the Corporation. Solicitation will be made by the Corporation's regular employees in the total approximate number of ten. Solicitation will be made by mail, telegram, telephone and in person.

                                          By Order of the Board of Directors

                                              ANGELA D. TOPPI
                                            Corporate Secretary

Dated: Norwalk, Connecticut
       April 7, 2000

                                                                       EXHIBIT A

                             1995 STOCK OPTION PLAN
                                       OF
                             TRANS-LUX CORPORATION

     1. Purpose. The purpose of this Plan is to enable the Corporation to attract and keep able and qualified officers, key executives and employees of the Corporation and its subsidiaries, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended, by offering them an opportunity to participate in the growth and development of the Corporation through stock ownership, and to thereby provide additional incentive for them to promote the success of the business.

     2. Stock Subject to the Plan. The shares of stock to be offered pursuant to this Plan shall be shares of the Corporation's authorized Common Stock and/or Class A Stock (if a certificate of amendment to the Certificate of Incorporation is filed creating Class A Stock of the Corporation authorized at the May 18, 1995 annual meeting of stockholders), and may be unissued shares or reacquired shares. The aggregate amount of stock which may be delivered upon exercise of all options granted under the Plan shall not be more than 100,000(1) shares. Shares subject to but not delivered under any option terminating or expiring for any reason prior to the exercise thereof by the optionee in full shall be deemed available for options thereafter granted during the continuance of the Plan. Options granted may be "Incentive Stock Options" or "Non-Statutory Stock Options".

     3. Administration of the Plan. The Board of Directors shall appoint a Compensation Committee (hereinafter called "Committee"), which shall consist of not less than three members who are not employees of the Corporation. Each member of the Committee, while serving as such, shall also be a member of the Board of Directors of the Corporation. Subject to the provisions of the Plan, the Committee shall have plenary authority in its sole discretion to determine the employees of the Corporation and its subsidiaries to whom options may be granted, the number and class of shares to be embraced in each of the options and the time or times at which options shall be granted; to interpret the Plan; and to prescribe, amend, and rescind rules and regulations relating to it; provided, however, that options shall be granted in accordance with the provisions of paragraphs 4 and 5 hereof. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members and actions so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     4. Employees to Whom Options May be Granted. Options may be granted to such qualified officers, key executives and employees of the Corporation and of its subsidiaries who, in the opinion of the Committee, perform services of special importance to the management, operation and development of the business of the Corporation or any of its subsidiaries. The Committee shall determine those employees to be granted options and the number and class of shares to be subject to each option so granted, provided, however, that the option shall be granted only by resolution adopted by the Board of Directors of this Corporation if it is to an employee who is not subject to Section 16 of the Securities Exchange Act of 1934. Options granted to employees who are subject to said
Section 16 shall be granted by resolution of the Committee. Employees may receive more than one (1) option under the Plan, but the aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may exercise Incentive Stock Options for the first time in any calendar year (under all such plans of the Corporation and its subsidiaries) shall not exceed $100,000.

---------------

1 125,000 if the proposal is adopted at the 2000 Annual Meeting of Stockholders.

     5. Option Price. The purchase price of the Common Stock and/or Class A Stock under each option shall be determined by the Committee, but shall not be less than the fair market value of the stock at the time of granting of the option except that in the case of Non-Statutory Stock Options, the price may be such lesser price as determined by the Committee. Such fair market value shall be taken by the Committee as the average between the high and low sale price of the Common Stock and/or Class A Stock of the Corporation as quoted on a national securities exchange or other market on the date the option is granted, or, if there is no such sale on that date, then on the last previous day on which such a sale was reported. If the option holder owns more than 10% of the total combined voting power of the Corporation, the purchase price of Incentive Stock Options shall not be less than 110% of the fair market value on the date of grant.

     6. Term of Option. The term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of granting thereof, except that if the option holder owns more than 10% of the total combined voting power of the Corporation and the option is an Incentive Stock Option, such period shall not exceed five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

     7. Exercise of Options. An option when and after it becomes exercisable may be exercised at any time, or from time to time during its term as to any part of or all of the shares which shall be optioned, provided, however, that:

          (a) an option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the option if the same is less than 100 shares);

          (b) the purchase price of the shares as to which an option shall be exercised shall be paid in full in cash and/or by delivery of shares of the same class of the Corporation valued at the closing price of such Common Stock and/or Class A Stock, as the case may be, on the American Stock Exchange or other market on the date of exercise;

          (c) each option shall be subject to the following additional conditions precedent and restrictions thereon with respect to its exercise:

             (i) Each employee to whom an option is granted under the Plan must remain in the continuous employ of the Corporation or one of its subsidiaries for one year from the date the option is granted or such shorter period as permitted by the Committee before he or she shall have the right to exercise any part thereof. Thereafter all or any part of the shares covered by each option may be purchased at any time or from time to time during the option period, provided, however, that no option may be exercised unless the optionee is at the time of such exercise in the employ of the Corporation or one of its subsidiaries, and shall have been continuously so employed since the grant of his or her option, except as otherwise permitted in paragraph 8. Absence on leave, approved by the Committee, shall not be considered an interruption of employment for any purpose of the Plan.

             (ii) No option shall be transferable by a participant otherwise than by will or by the laws of descent and distribution and is exercisable during his or her lifetime only by the optionee.

             (iii) Neither this Plan nor the granting of any option hereunder shall be deemed to confer upon any optionee any right with respect to continuation of employment by the Corporation or any subsidiary, nor in any way interfere with or affect the right of the optionee or the Corporation's right to terminate his or her employment at any time.

             (iv) Each optionee shall agree that unless and until the shares are registered under the Securities Act of 1933, he or she will purchase the optioned shares for investment and not with any present intention to resell the shares.

     8. Limitations on Participation.

     (a) If an optionee shall cease to be employed by the Corporation or one of its subsidiaries for any reason (other than death or disability), he or she may, but only within the 90 days next succeeding such cessation of employment, exercise the option to the extent that he or she was entitled to exercise it at the date of such cessation, unless he or she was discharged for cause. If an optionee shall be discharged for cause, the option shall terminate on the date of such discharge and the optionee shall forfeit any and all rights which may have accrued prior thereto. The Committee's determination that an optionee was discharged for cause shall be final and absolute, and shall not be subject to question by the optionee or the Corporation. All options to the extent not exercisable on the date of cessation of employment shall be forfeited.

     (b) Retirement shall be deemed a cessation of employment within the meaning of this Plan.

     (c) In the event of death of an optionee while in the employ of the Corporation or any of its subsidiaries, the option theretofore granted to the optionee shall be exercisable only within nine (9) months next following the date of his or her death by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or the laws of descent and distribution, or within six (6) months after the date of the appointment of an administrator or executor of the estate of such optionee, whichever date shall sooner occur, and then only if and to the extent that he or she was entitled to exercise it at the date of death, provided, however, that the optionee shall be deemed to be so entitled even if such death shall have taken place prior to the expiration of one (1) year from the date of the granting of the option, anything in this Plan to the contrary notwithstanding, if the Committee so determines.

     (d) In the event that an optionee becomes permanently and totally disabled while in the employ of the Corporation or any of its subsidiaries, the optionee may, but only within one (1) year next succeeding the day of the commencement of such disability, exercise the option to the extent that he or she was entitled to exercise, but in no event after the expiration of the option. For this purpose, an optionee shall be considered permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An optionee shall not be considered to be permanently and totally disabled unless the optionee furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require. The Committee's determination of whether the optionee is permanently and totally disabled shall be final and absolute, and shall not be subject to question by the optionee, a representative of the optionee, or the Corporation.

     9. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding Common Stock and Class A Stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, or liquidations, the number and class of shares available under the Plan and the aggregate and the maximum number of shares as to which options may be granted to any employee shall be correspondingly adjusted by the Committee. No adjustment shall be made in the minimum number of shares which may be purchased at any time or the total purchase price of the shares then so covered.

     10. Effectiveness of the Plan. The Plan shall become effective on such date as the Board of Directors shall determine, but only after:

          (a) The stockholders shall have approved the Plan by an affirmative vote of the majority of the outstanding shares of capital stock entitled to vote as a single class within twelve (12) months following the adoption of the Plan by the Board of Directors;

          (b) if not previously listed, the shares of the Common Stock and/or Class A Stock reserved for the Plan shall have been duly listed, upon official notice of issuance, upon the national exchange whereon they are traded and registered under the Securities Exchange Act of 1934, as amended; and

          (c) the Board of Directors shall have been advised by counsel that all applicable legal requirements have been complied with.

     11. Time of Granting Options. Whenever the Board of Directors or Committee shall designate a person for the receipt of an option, the Corporation shall forthwith send notice thereto to the designee. The date of such notice shall be the date of granting the option to such participant for all purposes of this Plan. The notice shall be in the form of a Grant approved by the Board of Directors of this Corporation.

     12. Amendments and Termination of the Plan. The Plan shall terminate on March 9, 2005, and an option shall not be granted under the Plan after that date. The Board of Directors without further approval of the stockholders, may at any time suspend or terminate the Plan or amend it from time to time in such respects as it may deem advisable in order that options granted hereunder as Incentive Stock Options shall be "Incentive Stock Options" as defined in Section 422A of the Internal Revenue Code of 1986, or to conform to any change in applicable law or to regulations or rulings of administrative agencies, or may so amend it in any other respect not involving a substantial departure from the principles herein set forth; provided, however, that no amendment shall be effective without prior approval of a majority of the holders of the issued and outstanding shares of capital stock of the Corporation entitled to vote, which would: (a) except as specified in paragraph 9, increase the number of shares for which options may be granted under the Plan; (b) change the eligibility requirements for individuals entitled to receive options hereunder; (c) the manner of determining option prices; (d) the period during which options may be granted or exercised or (e) the provisions relating to adjustments to be made in changes in capitalization. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option, adversely affect the holder's rights under such option.

     13. Restriction on Issuance of Shares. The Corporation shall not be obligated to sell or issue any shares pursuant to any stock option agreement unless:

          (a) the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from such registration; and

          (b) the prior approval of such sale or issuance has been obtained from any State regulatory body having jurisdiction.

     14. Class A Stock. All references to Class A Stock herein are subject to filing of a certificate of amendment to the Certificate of Incorporation authorized at the Corporation's May 18, 1995 annual meeting of stockholders. If such certificate of amendment is not filed then the only shares of stock offered pursuant to this Plan shall be Common Stock.

                    (INCENTIVE) (NON-STATUTORY) STOCK OPTION

     GRANT made this      day of                , 20  , by TRANS-LUX
CORPORATION, a Delaware corporation having its office at 110 Richards Avenue, Norwalk, Connecticut (hereinafter called the "Corporation") to
residing at                (hereinafter called the "Employee").

     WHEREAS, Corporation has heretofore adopted the TRANS-LUX CORPORATION 1995 STOCK OPTION PLAN for the benefit of its employees and the employees of its subsidiaries, which Plan has been approved by Corporation's stockholders; and

     WHEREAS, the said 1995 Stock Option Plan makes the granting of an option to Employee effective on the date hereof,

     FIRST: Subject to all of the provisions hereinafter set forth and the terms and provisions of the 1995 Stock Option Plan, Corporation grants to Employee the right and option (hereinafter called the "Option") to purchase all or any part
of an aggregate of             (          ) shares of the           Stock* of
Corporation (such number being subject to adjustment as provided in paragraph SEVENTH hereof).

     SECOND: The purchase price of the shares of Corporation's           Stock*
covered by the Option shall be                ($       ) per share.

     THIRD: The term of the Option shall be for a period of ten (10)** years from the date hereof subject to earlier termination as provided in paragraphs FIFTH and SIXTH hereof. The Option may be exercised at any time, or from time to time, during its term, as to any part or all of the shares covered by the Option provided, however, that an Option may not be exercised as to less than one hundred (100) shares at any time (or the remaining shares then purchasable under the Option if the same is less than one hundred (100) shares), and further provided that except as otherwise provided in paragraph SIXTH hereof, Employee, at the time of exercise of the Option, shall have been continuously employed by Corporation, or one of its subsidiaries, for a period of one (1) year from the date hereof. (Absence on leave approved by or on behalf of the employing corporation, shall not be considered an interruption of employment for the purpose hereof.)

     The holder of the Option shall not have any of the rights of a stockholder with respect to the shares covered by the Option except to the extent that any such shares shall be actually delivered upon the due exercise of the Option. The Option may not be exercised unless at the date of exercise a registration statement under the Securities Exchange Act of 1934, as amended, relating to the shares covered by the Option, shall be in effect, and such shares shall have been duly listed, upon official notice of issuance, upon the national exchange wherein they are traded.

     FOURTH: The Option herein granted may not be assigned, transferred, pledged or hypothecated in any way, shall not be subject to execution, attachment or similar process and shall not be transferable or assignable by operation of law except that the Option shall be assignable or transferable under and pursuant to the last will and testament of Employee or the laws of descent and distribution. The Option may be exercised during the lifetime of the Employee only by Employee. The granting of the Option herein granted to Employee shall not in any way be deemed to confer upon Employee any right to continuation of employment by the Corporation, or any subsidiary of Corporation nor shall it in any way interfere or affect the right of Corporation or any subsidiary of Corporation who shall be the employer of Employee, to terminate Employee's employment.

     FIFTH: If Employee shall cease to be employed by Corporation or one of its subsidiaries for any reason other than death, disability or discharge for cause, Employee may, but only within 90 days next succeeding

---------------

* Insert whether options are granted for Common or Class A Stock. Options will only be for Common Stock if a certificate of amendment to the Corporation's Certificate of Incorporation creating such Class A Stock is not filed.

** Five (5) years if the Employee owns more than ten percent (10%) of the total combined voting power of the Corporation and the Option is an Incentive Stock Option.

such cessation of employment, but in no event after the expiration of the option, exercise the Option herein granted to the extent that Employee shall be entitled to exercise it at the date of such cessation of employment. If Employee shall be discharged for cause, the Option herein granted shall terminate on the date of such discharge and Employee shall forthwith forfeit any and all rights which may have accrued prior thereto. Any determination by or on behalf of the employing corporation of Employee that Employee was discharged for cause shall be final and absolute and shall not be subject to any question by Employee.

     SIXTH: (a) In the event of the death of Employee while in the employ of Corporation or any of its subsidiaries, the Option herein granted shall be exercisable only within nine (9) months next following the date of Employee's death by the person or persons to whom the rights under the Option shall pass by the Employee's will or by the laws of descent and distribution, or within six
(6) months after the date of the appointment of an administrator or executor of the estate of the Employee, whichever date shall sooner occur, and then only if and to the extent that Employee was entitled to exercise the Option at the date of death, but in no event after the expiration of the option; provided, however, that anything hereinbefore contained to the contrary notwithstanding, the Employee shall be deemed, in the sole and absolute discretion of the Compensation Committee of the Board of Directors of the Corporation, to be so entitled to exercise the Option herein granted in such number of shares, if any, as the Compensation Committee of the Board of Directors of the Corporation determines in its sole and absolute discretion, even if death shall take place prior to the expiration of one (1) year from the date hereof.

     (b) In the event that Employee becomes permanently and totally disabled while in the employ of the Corporation or one of its subsidiaries the Employee may, but only within one (1) year next succeeding the day of the commencement of such disability, exercise the Option to the extent Employee is entitled to exercise, but in no event after the expiration of the Option. For this purpose, Employee shall be considered permanently and totally disabled if Employee is unable to engage in any substantial gainful activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Employee shall not be considered to be permanently and totally disabled unless Employee furnishes proof of the existence thereof in such form and manner and at such times as the Compensation Committee of the Board of Directors may require. The Compensation Committee's determination of whether Employee is permanently and totally disabled shall be final and absolute and shall not be questioned by the Employee, a representative of the Employee or the Corporation.

     SEVENTH: If all or any portion of the Option shall be exercised subsequent to any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation occurring after the date hereof, as a result of which shares of any class shall
be issued in respect of outstanding shares of        Stock*, or shares of
       Stock* shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising the Option shall receive, for the aggregate price paid upon such exercise, the
aggregate number and class of shares which, if shares of        Stock* (as
authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth in paragraph SECOND hereof) and had not been disposed of, such person or persons would be holding, at the time of such exercise, as a result of such purchase and all stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, or liquidations; provided, however, that no fractional share will be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. No adjustment shall be made in the minimum number of shares which may be purchased at any one time or the total purchase price of the shares then so covered.

     EIGHTH: The granting of this Option is subject to Employee's agreement that unless the shares are registered under the Securities Act of 1933, as amended, Employee or any successor to Employee will purchase the shares which are the subject hereof for investment and not with any present intention to resell the same, and to Employee's further agreement that Employee or such successor will confirm such intention by an appropriate certificate at the time of exercising the Option, the form of such certificate to be in the form determined by counsel for the Corporation at the time of any purchase of shares pursuant to the Option herein granted, and no shares will be issued pursuant to the Option unless and until such appropriate certificate shall be executed, signed and delivered by the Employee or any successor.

     NINTH: The Option may be exercised by giving written notice of such exercise to the Corporation, at 110 Richards Avenue, Norwalk, Connecticut 06856-5090 or such other address as designated by the Corporation. Such notice shall state an intention to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person or persons exercising the Option. Such notice shall either:

          (a) be accompanied by the full purchase price of such shares, which
     payment shall be the cash and/or delivery of             Stock* of
     Corporation valued at the closing price of such             Stock* on the
     American Stock Exchange or other market on the date of exercise, in which event the Corporation shall deliver a certificate or certificates representing such shares as soon as practicable after the notice is received; or

          (b) fix a date (not less than 10 nor more than 15 business days from the date such notice shall be received by the Corporation) for the payment of the full purchase price of such shares, at the office of the Corporation, or designate in writing, against delivery of a certificate or certificates representing such shares.

     The certificate or certificates for the shares as to which the Option shall have been exercised, shall be registered in the name of the person or persons exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event that the Option shall be exercised by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option, which proof shall be to the satisfaction of counsel to the Corporation.

     TENTH: As used herein, the terms "subsidiary" or "subsidiaries" shall mean any present or future corporation which would be a "subsidiary corporation" of the Corporation as that term is defined in Section 425(f) of the Internal Revenue Code of 1986 as now or hereafter amended.

     ELEVENTH: This agreement contains the sole and entire Option Grant and may not be changed, varied, amended or modified except by an instrument in writing duly executed by the Corporation.

     TWELFTH: The appropriate Federal or State Courts of, or located, in the State in which the Corporation has its principal executive offices shall have exclusive jurisdiction of all disputes arising under this Agreement.

     IN WITNESS WHEREOF, the Corporation has caused this Option Grant to be duly executed by its officer thereunto duly authorized on the day and year first above written.

                                          TRANS-LUX CORPORATION

                                          By
                                          --------------------------------------

Accepted and Agreed to

------------------------------------
Employee

---------------

* Insert whether options are granted for Common or Class A Stock. Options will only be for Common Stock if a certificate of amendment to the Corporation's Certificate of Incorporation creating such Class A Stock is not filed.

                                 TRANSLUX LOGO

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT

                                  MAY 31, 2000
                              NORWALK, CONNECTICUT

PROXY
                             TRANS-LUX CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 31, 2000
                  (SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints RICHARD BRANDT, VICTOR LISS and HOWARD S. MODLIN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at the office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on May 31, 2000, at 10:00 A.M., and at any adjournment thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof:

DIRECTORS RECOMMEND VOTE FOR ITEMS 1, 2 AND 3.

Item 1    [ ]  FOR       [ ]  NOT FOR                              Election of Steven Baruch, Howard M. Brenner and Allan
                                                                   Fromme to serve as directors for a three-year term, and
                                                                   until their successors are elected and shall have
                                                                   qualified.
                                                                   Authority is withheld with respect to the following
                                                                   nominee(s).

                                                                   ----------------------------------------------------------

Item 2    [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN          The proposal to add 25,000 shares of capital stock for
                                                                   issuance under the 1995 Stock Option Plan.
Item 3    [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN          Recommended retention of Deloitte & Touche LLP as the
                                                                   independent auditors for the Corporation for the for the
                                                                   ensuing year.

                  (Continued and to be signed on other side.)

                          (Continued from other side.)

  UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS AND "FOR" ITEMS 2 AND 3.

  A majority of said attorneys and proxies, or their substitutes at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

  IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated April 7, 2000.

                                             Dated:                      , 2000
                                             ----------------------------


                                             ----------------------------(L.S.)
                                                              Stockholder(s)
                                             Signature

                                             ----------------------------(L.S.)

                                             NOTE:  This proxy properly filled
                                             in, dated and signed, should be
                                             returned immediately in the
                                             enclosed postpaid envelope to
                                             TRANS-LUX CORPORATION, 110 Richards
                                             Avenue, Norwalk, Connecticut
                                             06856-5090. If the signer is a
                                             corporation, sign in full the
                                             corporate name by a duly authorized
                                             officer. If signing as attorney,
                                             executor, administrator, trustee or
                                             guardian, please give your full
                                             title as such.